Regulatory Assets and Liabilities	12 Months Ended
Dec. 31, 2021
Regulated Operations [Abstract]
Regulatory Assets and Liabilities	REGULATORY ASSETS AND LIABILITIES
Regulatory assets and liabilities arise as a result of the rate-setting process. Hydro One has recorded the following regulatory assets and liabilities:

As at December 31 (millions of dollars)	2021	2020
Regulatory assets:
Deferred income tax regulatory asset	2,509	2,343
Pension benefit regulatory asset	713	1,660
Deferred tax asset sharing	204	204
Post-retirement and post-employment benefits - non-service cost	125	113
Environmental	122	133
Stock-based compensation	38	41
Foregone revenue deferral	25	63
Conservation and Demand Management (CDM) variance	8	16
Debt premium	7	12
Post-retirement and post-employment benefits	—	59
Other	36	32
Total regulatory assets	3,787	4,676
Less: current portion	(226)	(105)
	3,561	4,571

Regulatory liabilities:
Tax rule changes variance	86	70
Retail settlement variance account	58	92
External revenue variance	52	7
Earnings sharing mechanism deferral	42	37
Asset removal costs cumulative variance	36	19
Post-retirement and post-employment benefits	33	—
Pension cost differential	30	31
Green energy expenditure variance	13	22
Deferred income tax regulatory liability	4	4
Other	18	15
Total regulatory liabilities	372	297
Less: current portion	(10)	(66)
	362	231
Deferred Income Tax Regulatory Asset and Liability
Deferred income taxes are recognized on temporary differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable income. The Company has recognized regulatory assets and liabilities that correspond to deferred income taxes that flow through the rate-setting process. In the absence of rate-regulated accounting, the Company’s income tax expense would have been recognized using the liability method and there would be no regulatory accounts established for taxes to be recovered through future rates. As a result, the 2021 income tax expense would have been higher by approximately $127 million (2020 - $187 million). The $127 million (2020 - $187 million) impact is offset against deferred income tax regulatory asset and liability, deferred tax asset sharing, and post-retirement and post-employment benefits - non-service cost.
On July 16, 2020, the Ontario Divisional Court rendered its decision on the Company's appeal of the OEB's DTA Decision, which was initially issued on September 28, 2017.
In connection with the ODC Decision, the Company recorded a reversal of the previously recognized impairment charge of Hydro One Networks' distribution and transmission deferred income tax regulatory asset in its financial statements for the year ended December 31, 2020. The reversal of the previously recognized impairment charge included the regulatory asset relating to the cumulative deferred tax asset amounts shared with ratepayers (deferred tax asset sharing) up to and including June 30, 2020 by Hydro One Networks' distribution and transmission segments of $58 million and $118 million, respectively. Hydro One recognized deferred income tax regulatory assets of $504 million and $673 million for Hydro One Networks distribution and transmission segments, respectively, and associated deferred income tax liability of $310 million. The Company also recorded an increase in net income of $867 million as deferred income tax recovery during the year ended December 31, 2020.
Pension Benefit Regulatory Asset
In accordance with OEB rate orders, pension costs are recovered on a cash basis as employer contributions are paid to the pension fund in accordance with the Pension Benefits Act (Ontario). The Company recognizes the net unfunded status of pension obligations on the consolidated balance sheets with an offset to the associated regulatory asset. A regulatory asset is recognized because management considers it to be probable that pension benefit costs will be recovered in the future through the rate-setting process. The pension benefit obligation is remeasured to the present value of the actuarially determined benefit obligation at each year end based on an annual actuarial report, with an offset to the associated regulatory asset, to the extent of the remeasurement adjustment. In the absence of rate-regulated accounting, OCI would have been higher by $1,017 million (2020 - OCL higher by $470 million) and OM&A expenses would have been higher by $132 million (2020 - $89 million).
Deferred Tax Asset Sharing
On October 2, 2020, the OEB issued a procedural order to implement the direction of the Ontario Divisional Court which required Hydro One to submit its proposal for the recovery of the DTA amounts allocated to ratepayers for the 2017 to 2022 period. On April 8, 2021, the OEB rendered the DTA Implementation Decision, in which the OEB approved recovery of the DTA amounts allocated to ratepayers for the 2017 to 2021 period, plus carrying charges over a two-year period, commencing on July 1, 2021. In addition, Hydro One was approved to adjust the transmission revenue requirement and the base distribution rates beginning January 1, 2022 to eliminate any further amounts of future tax savings flowing to customers. As at December 31, 2021, Hydro One has a regulatory asset of $204 million for the cumulative DTA amounts shared with ratepayers since 2017 to date, net of the amount recovered from ratepayers pursuant to the DTA Implementation Decision. The regulatory asset of $204 million (2020 - $204 million) consists of $74 million (2020 - $70 million) and $130 million (2020 - $134 million) for Hydro One Networks’ distribution and transmission segments, respectively. As a result of the OEB’s procedural order, the $204 million regulatory asset relating to the cumulative DTA amounts allocated to ratepayers since 2017 has been separately presented from the deferred income tax regulatory asset. The balance of this regulatory account will continue to decrease as amounts are recovered over the next 18 months.
Post-Retirement and Post-Employment Benefits - Non-Service Cost
Hydro One has recorded a regulatory asset relating to the future recovery of its post-retirement and post-employment benefits other than service costs. The regulatory asset includes the applicable tax impact to reflect taxes payable. Prior to adoption of ASU 2017-07 in 2018, these amounts were capitalized to property, plant and equipment and intangible assets. As part of Hydro One Networks' 2020-2022 Transmission Decision, the OEB concluded that the non-service cost component of Hydro One's OPEB costs shall be recognized as OM&A for both its transmission and distribution businesses. Furthermore, Hydro One Networks distribution will continue to record the non-service cost component of OPEBs in this account until the end of 2022. The OEB approved the disposition of Hydro One Networks transmission's account balance as at December 31, 2018, including accrued interest, which is being collected from ratepayers over a three-year period ending December 31, 2022.
Environmental
Hydro One records a liability for the estimated future expenditures required to remediate environmental contamination. A regulatory asset is recognized because management considers it to be probable environmental expenditures will be recovered in the future through the rate-setting process. The Company has recorded an equivalent amount as a regulatory asset. In 2021, the revaluation adjustment increased the environmental regulatory asset by $18 million (2020 - increased by $12 million) to reflect related changes in the Company’s PCB and LAR environmental liabilities. The environmental regulatory asset is amortized to results of operations based on the pattern of actual expenditures incurred and charged to environmental liabilities. The OEB has the discretion to examine and assess the prudency and the timing of recovery of all of Hydro One’s actual environmental expenditures. In the absence of rate-regulated accounting, with respect to the revaluation adjustment, 2021 OM&A expenses would have been higher by $18 million (2020 - higher by $12 million). In addition, 2021 amortization expense would have been lower by $30 million (2020 - lower by $23 million), and 2021 financing charges would have been higher by $1 million (2020 - higher by $3 million).
Stock-based Compensation
The Company recognizes costs associated with share grant plans and Society RSUs in a regulatory asset as management considers it probable that share grant plans' and Society RSU costs will be recovered in the future through the rate-setting process. In the absence of rate-regulated accounting, OM&A expenses would be lower by $1 million (2020 - $1 million). Share grant and Society RSU costs are transferred to labour costs at the time they vest and are issued, and are recovered in rates in accordance with recovery of these labour costs.
Foregone Revenue Deferral
As at December 31, 2020, the foregone revenue deferral account was primarily made up of the difference between revenue earned by Hydro One Networks transmission, NRLP, B2M LP, and HOSSM under the approved UTRs based on OEB-approved 2020 rates revenue requirement and load forecast and the revenues earned under interim 2020 UTRs. Hydro One Networks transmission's foregone revenue, including accrued interest, is being collected from ratepayers over a two-year period ending December 31, 2022. NRLP, B2M LP, and HOSSM's foregone revenue, including accrued interest, was collected from ratepayers over a one-year period ended December 31, 2021. The December 31, 2021 balance in this account is comprised of the remaining Hydro One Networks transmission foregone revenue to be collected from ratepayers by December 31, 2022.
CDM Variance
The CDM variance account tracks the impact of actual CDM and demand response programs on the actual load forecast compared to the estimated load forecast included in revenue requirement. As per the OEB's decision on Hydro One Networks' transmission rates for 2017 to 2019, this account was maintained to record any variances for 2017, 2018, and 2019. A CDM variance amount for 2017 was calculated and proposed for disposition in Hydro One Networks' 2020-2022 transmission rate application. In April 2020, the amount as at December 31, 2018, including accrued interest, was approved for disposition by the OEB and was recognized as a regulatory asset. The amount was approved to be recovered from ratepayers over a three-year period ending December 31, 2022.
Debt Premium
The value of debt assumed in the acquisition of HOSSM has been recorded at fair value in accordance with US GAAP - Business Combinations. The OEB allows for recovery of interest at the coupon rate of the Senior Secured Bonds and a regulatory asset has been recorded for the difference between the fair value and face value of this debt. The debt premium is recovered over the remaining term of the debt.
Tax Rule Changes Variance
The 2019 federal and Ontario budgets (Budgets) provided certain time-limited investment incentives permitting Hydro One to deduct accelerated capital cost allowance of up to three times the first-year rate for capital investments acquired after November 20, 2018 and placed in-service before January 1, 2028 (Accelerated Depreciation). Following the enactment of the Budget measures in the second quarter of 2019, the OEB directed all Ontario regulated utilities including Hydro One to track the full revenue impact of the tax benefits related to the Accelerated Depreciation rules to ratepayers. The tax benefit to be returned to ratepayers in the future gave rise to a regulatory liability and resulted in a decrease in revenues as current rates do not include the benefit of the Accelerated Depreciation; therefore, the revenue subject to refund cannot be recognized.
Retail Settlement Variance Account (RSVA)
Hydro One has deferred certain retail settlement variance amounts under the provisions of Article 490 of the OEB’s Accounting Procedures Handbook. The RSVA account tracks the difference between the cost of power purchased from the Independent Electricity System Operator (IESO) and the cost of power recovered from ratepayers. The balance as at December 31, 2019, including accrued interest, was approved by the OEB for disposition over a one-year period ending December 31, 2021 as part of Hydro One Networks distribution 2021 annual update rate application.
External Revenue Variance
The external revenue variance account balance reflects the difference between Hydro One Networks transmission's actual export service revenue and external revenues from secondary land use, and the OEB-approved amounts. The account also records the difference between actual net external station maintenance, engineering and construction services revenue, and other external revenue, and the OEB-approved amounts. In April 2020, the OEB approved the disposition of the external revenue variance account as at December 31, 2018, including accrued interest, which is being returned to ratepayers over a three-year period ending December 31, 2022.
Earnings Sharing Mechanism Deferral
In March 2019, the OEB approved the establishment of an earnings sharing mechanism deferral account for Hydro One Networks' distribution segment to record over-earnings including tax impacts, if any, realized for any year from 2018 to 2022. Under this mechanism, Hydro One shares 50% of regulated earnings that exceed the OEB-approved regulatory return-on-equity by more than 100 basis points with distribution ratepayers. This account is asymmetrical to the benefit of ratepayers. The balance as at December 31, 2019, including accrued interest, was approved by the OEB for disposition on an interim basis over a one year period ending December 31, 2021 as part of Hydro One Networks distribution 2021 annual update rate application. A similar account was also approved for B2M LP in January 2020, and Hydro One Networks transmission and NRLP in April 2020. The balance in the account as at December 31, 2021 primarily relates to Hydro One Networks distribution.
Asset Removal Costs Cumulative Variance
In April 2020, the OEB approved the establishment of an asset removal costs cumulative variance account for Hydro One Networks transmission to record the difference between the revenue requirement associated with forecast asset removal costs included in depreciation expense and actual asset removal costs incurred from 2020 to 2022. This account is asymmetrical to the benefit of ratepayers on a cumulative basis over the 2020-2022 rate period.
Post-Retirement and Post-Employment Benefits
In accordance with OEB rate orders, post-retirement and post-employment benefits costs are recovered on an accrual basis. The Company recognizes the net unfunded status of post-retirement and post-employment obligations on the consolidated balance sheets with an incremental offset to the associated regulatory asset or regulatory liability, as the case may be. A regulatory asset or liability is recognized because management considers it to be probable that post-retirement and post-employment benefit costs will be recovered or returned in the future through the rate-setting process. The post-retirement and post-employment benefit obligation is remeasured to the present value of the actuarially determined benefit obligation at each year end based on an annual actuarial report, with an offset to the associated regulatory asset or liability as the case may be, to the extent of the remeasurement adjustment. In the absence of rate-regulated accounting, 2021 OCI would have been higher by $94 million (2020 - OCL lower by $46 million).
Pension Cost Differential
Variances between the pension cost recognized and the cost embedded in rates as part of the rate-setting process for Hydro One Networks' transmission and distribution businesses are recognized as a regulatory asset or regulatory liability, as the case may be. In March 2019, the OEB approved the disposition of the distribution business portion of the balance as at December 31, 2016, including accrued interest, and the balance was recovered from ratepayers by the end of 2020. In April 2020, the OEB approved the disposition of the transmission business portion of the balance as at December 31, 2018, including accrued interest, which is being returned to ratepayers over a three-year period ending December 31, 2022. In the absence of rate-regulated accounting, 2021 revenue would have been higher by $1 million (2020 - higher by $1 million).
Green Energy Expenditure Variance
In April 2010, the OEB requested the establishment of deferral accounts which capture the difference between the revenue recorded on the basis of Green Energy Plan expenditures incurred and the actual recoveries received. The smart grid variance account balance as at December 31, 2016, including accrued interest, was approved for disposition by the OEB in March 2019, and the balance was returned to ratepayers by the end of 2020.
COVID-19 Emergency Deferral
On June 17, 2021, the OEB issued its Report: Regulatory Treatment of Impact Arising from the COVID-19 Emergency which outlines the OEB’s final guidance on the rules and operation of the deferral account established for utilities to track the impacts arising from the COVID-19 pandemic. The OEB has determined that eligibility for recovery of most balances recorded in the account will be subject to a means test based on a utility’s achieved regulatory return on equity (ROE). Based on management's assessment of the OEB’s final guidance, no amounts related to the COVID-19 pandemic have been recognized as regulatory assets.